SUPPLEMENT DATED MARCH 12, 2026 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED FEBRUARY 1, 2026
OF VANECK ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN INVESTMENT POLICY AND PRINCIPAL INVESTMENT STRATEGY

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck Real Assets ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.
At a meeting held on March 11, 2026, the Board of Trustees of the Trust considered and unanimously approved changes to the Fund's principal investment strategy, including the non-fundamental 80% investment policy, to permit investments in individual equity securities, in addition to exchange-traded products (“ETPs”), that provide exposure to real assets. The Fund’s investment objective will not change.
In connection with these changes, the Fund may experience additional portfolio turnover, which may cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account.
Accordingly, effective on or about June 1, 2026 (the “Effective Date”), the Fund’s Summary Prospectus and Prospectus will be modified as follows:
The first sentence of the first paragraph of the “Summary Information – Principal Investment Strategies” and “Additional Information about the Fund’s Investment Strategies and Risks – Principal Investment Strategies” sections of the Fund’s Prospectus and the “Principal Investment Strategies” section of the Fund’s Summary Prospectus is hereby deleted and replaced with the following:
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets in equity securities and exchange traded products that provide exposure to real assets.
The second paragraph of the “Summary Information – Principal Investment Strategies” and “Additional Information about the Fund’s Investment Strategies and Risks – Principal Investment Strategies” sections of the Fund’s Prospectus and the “Principal Investment Strategies” section of the Fund’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:
The Adviser uses a proprietary quantitatively driven investment process that considers various inputs to guide asset allocation decisions and select real asset investments. The process uses various quantitative indicators to generate allocation signals among real asset investments. These signals are used as an input to guide which investments to allocate to.
The “Fund of Funds Risk” in the “Summary Information – Principal Risks of Investing in the Fund” and “Additional Information about the Fund’s Investment Strategies and Risks – Risks of Investing in the Fund” sections of the Fund’s Prospectus and the “Principal Risks of Investing in the Fund” section of the Fund’s Summary Prospectus is hereby deleted and replaced with the following:

The performance of the Fund may be dependent on the performance of the underlying funds. The Fund may be subject to the risks of the underlying funds’ investments. The Fund will pay indirectly a proportional share of the fees and expenses of the underlying funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own management fee. As a result, the Fund’s shareholders may indirectly bear the expenses of the underlying funds, absorbing duplicative levels of fees.
In addition, on or prior to the Effective Date, the Fund’s Summary Prospectus and Prospectus will be amended and restated to, among other items, revise the “Real Assets ETPs Risk” in the “Summary Information – Principal Risks of Investing in the Fund” and “Additional Information about the Fund’s Investment Strategies and Risks – Risks of Investing in the Fund” sections of the Fund’s Prospectus and the “Principal Risks of Investing in the Fund” section of the Fund’s Summary Prospectus, as well as the following sub-risks thereunder, to reflect the risks of potential investment in individual equity securities, in addition to ETPs, that provide exposure to real assets: “Commodities Risk,” “Risks of Investing in Gold,” “Natural Resources Companies Risk,” “Real Estate Sector Risk,” “ETP Related Equity Securities Risk”, “Foreign Securities Risk,” “ETP-Related Foreign Currency Risk” and “Concentration Risk.”

Please retain this supplement for future reference.